Exhibit 32


       CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

                    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Form 20-F annual report of SGL Carbon AG (the "Company") for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "annual report"), each of the undersigned officers of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of such officer's knowledge and belief, that:

    1. the annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                         /s/ Robert J. Koehler
               -------------------------------
                             Robert J. Koehler

           Chairman of the Board of Management




                             /s/ Sten Daugaard
               -------------------------------
                                 Sten Daugaard
             Member of the Board of Management

    Date: April 28, 2006